COLT 2021-4 ABS-15G

Exhibit 99.33

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Wipro Opus Risk Solutions, LLC

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Executive Narrative

September 28, 2021

Performed by

Opus Capital Markets Consultants, LLC

For

LSRMF Acquisitions II, LLC

This report summarizes the results of a due diligence review performed on a pool of 176 loans provided by LSRMF Acquisitions II, LLC (Client) who provided Wipro Opus Risk Solutions, LLC (Consultant) with a data tape, which represented a 100% sample, and loaded into the Paragon® underwriting software. Consultant performed a detailed compliance and credit review on all loans.

As detailed herein, 151 of the 176 loans were DSCR loans and are re-underwritten in accordance with the lender guidelines for DSCR loans in terms of Exhibit D. The pool contains 25 of the 176 non-QM credit/compliance loans they were underwritten to the lender guidelines under the terms of Exhibit A, B and C. For valuation, the conforming loan waterfall, as detailed in “Notes on Independent Third-Party Values”, starts with an AVM. On one loan the first appraisal value was lowered at recertification due to a BPO not supporting the first appraisal value after it expired. On a second loan the lender cut to the BPO value. Both were done in accordance with the lender guides.

Opus was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Credit Qualification

A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

EXHIBIT A

Credit Review

1) Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:

a) Guidelines

Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

b) Employment

Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

c) Income

Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

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d) Assets

Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

e) Debt Ratio

Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

f) Property Valuation

Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.

g) Loan-to-Value Ratio

Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.

h) Credit History

Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

i) Credit Scores

Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines

j) Compensating Factors

Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

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EXHIBIT B

Document Review

1) Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

i) Title Commitment / Policy

Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

ii) Mortgage Note / Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.

iii) Mortgage / Deed of Trust

Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

iv) Conveyance Deed

Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

i) Final Hud-1 Settlement Statement

If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.

ii) Final Truth-in-Lending Disclosure

If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

iii) Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

iv) Loan Estimate

If required verify the presence of the current Loan Estimate (LE) at the time of origination

v) Closing Disclosure

If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c) Credit Docs

i) Loan Application

Verify the presence and completeness of both the initial and final loan applications.

ii) Underwriting Worksheet

Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

iii) Credit Report

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Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

iv) Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

v) Letters of Explanation

When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

vi) Gift Letters

When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

vii) Income Documentation

Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

viii) Asset Documentation

Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

ix) Property Valuation Tools

Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

x) Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

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EXHIBIT C

Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending. The review is conducted using both Paragon and Compliance Ease.

If applicable, the regulatory compliance review will be conducted in line with the most recently dated Structured Finance Association (SFA) TRID Compliance Review Scope.

a) Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b) Federal Truth in Lending Act/ Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s). Further, a review of proper rescission model form usage will be conducted in accordance with Circuit Court ruling methodology related to use of the H8 vs. H9 forms on same lender rescindable transactions. A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Opus will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

i)	Business Days as Defined by Regulation Z

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c) MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

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i) Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application

ii) No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

iii) 7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing

iv) 3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

v) APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d) Home Ownership Equity Protection Act (HOEPA) testing, to include:

i)	APR test [HOEPA (§1026.32(a)(1))] ]

(1)  If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a six-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. A condition should be set to identify that the application date or rate lock date is missing and that alternative (look-back) testing was utilized. Other evidence in the file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined by the Client on a case by case basis.

ii) Points and Fees test [HOEPA (§1026.32(a)(2))]

iii) Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

iv) Review and confirm documentation type (i.e. full, stated, no ratio)

vi Review for evidence of prepayment penalty

vi) Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

e) Federal Higher Priced Mortgage Loan Testing, to include:

HPML(§1026.35(a)(1))] - A loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens.

i)	3.4.2.1 Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ii)	HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. Requirements include:

Three-day disclosure from application of the right to a free copy

(1) Written appraisal from certified or licensed appraiser

(2) Interior inspection

(3) Delivery of copies no later than three days prior to consummation

(4) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

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(5) The difference in the original sales price and the subsequent sales price

(6) Changes in market conditions

(7) Property improvements

There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

f) RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i) Good Faith Estimate (GFE):

ii) Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including the presence of the current GFE form in effect at the time of origination.

iv) Verify the GFE was provided to the borrower(s) within three days of “Application”.

v) Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:

(1) Borrower(s) First and Last Name

(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

(3) Subject Property Address (including “To Be Determined”)

(4) Mortgage Loan Amount Sought

(5) Estimation of Property Value

(6) Monthly Income

(7) Any other requirement as defined in the lender’s policies and procedures

vi) Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

vii) Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

viii) Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

ix) Change of Circumstance Definition:

(1) Acts of God, war, disaster or other emergency;

(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or

(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

x) Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

(1) Confirm the presence of the current applicable Final HUD-1 form

(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.

xi) Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

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(1) Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

(a) Origination Charge

(b) Credit or Charge for Interest Rate Chosen

(c) Adjusted Origination Charge

(d) Transfer Taxes

(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

(a) Lender-required settlement services (lender selects third-party provider);

(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

(c) Government recording charges

xii) Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

xiii) Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

xiv) Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

xv) Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f) QM / ATR (QUALIFIED MORTGAGE / ABILITY TO REPAY) DODD FRANK REVIEW (LOANS WITH APPLICATION DATE ON OR AFTER 01/10/2014) Covers Legacy QM Rules (applications on or after 01/10/2014) – elective compliance date of Revised QM Rules (applications on or after 3/1/2021) and mandatory of Revised QM Rules (applications on or after 10/1/2022)

i) Ability-to-Repay:

(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:

(a) Income and assets

(b) Current employment status

(c) Monthly qualifying mortgage payment for the proposed loan

(d) Monthly qualifying mortgage payment for any simultaneous loan on the subject property

(e) Monthly payments for taxes, insurance and mortgage related obligations on the subject property

(f) Debts, alimony and child support

(h) Qualifying monthly DTI and residual income

(h) Credit history

(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage Consultant’s scope includes coverage of both Legacy QM Rules and Revised QM Rules. Creditors have options to use either Legacy QM Rules or Revised QM Rules from 3/1/2021 until the mandatory compliance date for the Revised QM Rules, which is expected to be 10/1/2022.

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Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. For Legacy QMs there are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). The Revised QM Rules eliminate the TQM, and Consultant will not test for TQM under the Revised QM Rules. Under the Revised QM Rules, Consultant will continue to test QM loans that meet the QM definitions applicable to Federal Housing Administration (FHA), Department of Veteran Affairs (VA), Department of Agriculture (USDA) or Rural Housing Service loans. In other words, loans eligible to be insured or guaranteed by these agencies may still constitute QMs if they meet the agencies respective definitions of a QM. While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types under both the Legacy QM Rules and the Revised QM Rules must meet the following conditions:

(1) No Negative Amortization and no interest only payments

(2) No loan terms to exceed 30 years

(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)

(4) Only documented verifications may be used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) For Legacy QM Rules QM DTI Testing

The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) For Legacy QM Rules TQM Guideline Testing

For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

(1) LTV / CLTV

(2) DTI – using the same calculation guidelines as QM

(3) Credit Score

(4) Reserves

(5) Maximum Loan Amount

(6) Maximum Cash Out

(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score. or credit history. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v. Price-Threshold Testing for Revised QM Rules

For first-lien transactions, a loan receives a conclusive presumption that the consumer had the ability to repay (and hence receives the “safe harbor” presumption of QM compliance) if the APR does not exceed the APOR for a comparable transaction by 1.5 percentage points or more as of the date the interest rate is set. A first-lien loan

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receives a “rebuttable presumption” that the consumer had the ability to repay if the APR exceeds the APOR for a comparable transaction by 1.5 percentage points or more but by less than 2.25 percentage points. There are higher thresholds for loans with smaller loan amounts, for subordinate-lien transactions, and for certain manufactured housing loans—all of which will be tested by Consultant.

vi. For Revised QM Rules; “Consider” and “Verify” Requirements

In lieu of underwriting to Appendix Q, the Revised QM rule requires that the creditor consider the consumer’s current or reasonably expected income or assets other than the value of the dwelling (including any real property attached to the dwelling) that secures the loan, debt obligations, alimony, child support, and DTI ratio or residual income. The Revised QM Rules also require the creditor to verify the consumer’s current or reasonably expected income or assets other than the value of the dwelling (including any real property attached to the dwelling) that secures the loan and the consumer’s current debt obligations, alimony, and child support. Consultant will determine whether Creditor has met these “consider” and “verify” requirements

(1)	Consider Requirement: To ensure that the “consider” requirement has been met, Consultant will test, among other things, whether creditors have “considered” either the consumer’s monthly residual income or DTI. The CFPB imposes no bright-line DTI limits or residual income thresholds.

As part of the “consider” requirement, Consultant will review the (i) creditor’s policies and procedures provided by client for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor took these factors into account in its ability-to-repay determination.

(2)	Revised QM Rules: Verify Requirements

Verify Requirement: The Revised QM Rules does not prescribe specific methods of underwriting that a creditor must use, as long as the creditor uses third-party records that provide reasonably reliable evidence of the consumer’s income or assets.

The Revised QM Rules provides a “safe harbor” to creditors using verification standards from relevant provisions from Fannie Mae’s Single Family Selling Guide, Freddie Mac’s Single-Family Seller/Servicer Guide, FHA’s Single Family Housing Policy Handbook, the VA’s Lenders Handbook, and the Field Office Handbook for the Direct Single Family Housing Program and Handbook for the Single Family Guaranteed Loan Program of the USDA.

In other words, under the Revised QM Rules, a creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals:

A. Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

B. Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

C. Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

D. Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

E. Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

F. Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

The Revised QM Rule permits the creditor to “mix and match” verification standards from different agency manuals. Consultant will test the creditor’s “verification” of third- party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

Note: due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Consultant will review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

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vii) For both Legacy QM Rules and Revised QM Rules Points and Fees Testing

(1) All loans seeking QM/TQM, under either the Legacy Rules or the Revised QM Rules status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:

(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.

(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.

(c) Real estate-related fees

(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments

(e) Maximum prepayment penalty

(f) Prepayment penalty paid in a refinance.

(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:

(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000

(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000

(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000

(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000

(e) 8 percent of the total loan amount for a loan less than $12,500

viii) QM/ATR Reporting (Covers both Legacy and Revised QM Rules as Applicable)

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

(1) QM/TQM-ATR Pass / Non-HPML	[QM or TQM – Pass / HPML – No]
(2) Q M/TQM-ATR Pass / HPML	[QM or TQM – Pass / HPML – Yes]
(3) ATR Fail / Non-HPML	[QM or TQM – Fail / HPML – No]
(4) ATR Fail / HPML	[QM or TQM - Fail / HPML – Yes]
(5) NonQM / Compliant	[NonQM or TQM Loan, Exempt / ATR – Compliant]
(6) NonQM / Noncompliant	[NonQM or TQM Loan, Exempt / ATR – Noncompliant]
(7) Not Covered – / Exempt	[QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

ix) For Legacy QM Rules Higher Priced Covered Transaction – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

g) REGULATORY COMPLIANCE DISCLAIMER

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or

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uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

h) SEASONING AND CERTAIN COMPLIANCE EXCEPTIONS

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

EXHIBIT D

DSCR Loan Review

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client (the “Underwriting Guidelines”) are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review guidelines will consist of the following:

1.Borrower Underwriting:

a. Borrower Liquidity

Review and confirm borrower’s liquidity position adheres to Underwriting Guidelines.

b. Credit / Background Check

Review and confirm each guarantor and/or owner of the borrowing entity requirements meet Underwriting Guidelines, including OFAC.

c. Property management questionnaire

Review the questionnaire to confirm management experience meets Underwriting Guidelines.

d. Borrowing Entity

Confirm the entity is in good standing and duly formed (if applicable documents are in the file). Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file).

2.       Loan-to-Value (LTV)/Loan-to-Cost (LTC) Limits

Confirm the LTV/LTC meets Underwriting Guidelines per Underwriting Guidelines.

3. Permitted Loan Terms

Confirm the loan terms are eligible per the Underwriting Guidelines.

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4. Property Requirements and Market Requirements

Confirm the loan Property and Market Requirements are eligible per the Underwriting Guidelines.

5. DSCR—ensure components of Debt Service Coverage Ratio are identified correctly

a.	Recalculation of DSCR

6.Title Insurance Requirements are met per Guidelines only as follows

Confirm Loss payee language must be present and required insurance policies and coverage amounts meet the Underwriting Guidelines.

b.	Condominium Eligibility

Confirm Condo Master Policy is present and meets the Underwriting Guidelines

c.	Property Insurance

Confirm each mortgaged property has a policy in place and proper coverage amount in adherence to the Underwriting Guidelines.

d.	Preliminary/Commitment Title:

Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens at time of consummation.

e.	Credit Document Check

i.	Loan Application: Verify the presence and completeness of both the initial and final loan applications.
ii.	Credit Report: Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
iii.	Housing Payment History: In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
iv.	Letters of Explanation: When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
v.	Gift Letters: When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi.	Income Documentation: Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
vii.	Asset Documentation: Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
viii.	Property Valuation Tools: Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
ix.	Proof of Insurance: Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were nine obligors with multiple loans in the pool.

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Pool Details

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Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	10	94.32%
Appraised Value	13	92.61%
CLTV	14	92.05%
DTI	13	92.61%
FICO	22	87.50%
First Payment Date	0	100.00%
Interest Only	1	99.43%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	49	72.16%
Maturity Date	0	100.00%
Note Date	23	86.93%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	2	98.86%
Property Address	4	97.73%
Property City	2	98.86%
Property County	1	99.43%
Property State	0	100.00%
Property Type	92	47.73%
Qualifying FICO	0	100.00%
Sales Price	0	100.00%
Second Mortgage Lien Amount	0	100.00%
Borrower Last Name	18	89.77%
Borrower First Name	2	98.86%
Self Employed	0	100.00%
Units	0	100.00%
Property Zip	1	99.43%
Total Loans	176

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Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations

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D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated September 17, 2020.

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Loans Reviewed (176 Loans)

Customer Loan ID	Seller Loan ID
2021040442	399337392
2021040101	399337632
2021040358	399337638
2021040403	399338250
2021040173	399338253
2021040187	399338259
2021050098	399338274
2021050198	399338277
2021040282	399338280
2021050169	399338283
2021050242	399338493
2021040302	399338496
2021050148	399338508
2021050079	399338511
2021050252	399338649
2021040453	399338652
2021050096	399338658
2021040124	399338868
2021050328	399338874
2021040424	399338886
2021050320	399338895
2021040111	399339282
2021050326	399339297
2021060007	399339780
2021050392	399339783
2021040425	399339786
2021040103	399339795
2021050171	399339798
2021050299	399339801
2021050280	399339816
2021040338	399340128
2021040197	399340131
2021050012	399340137
2021050236	399340149
2021050396	399340221
2021020179	399340239
2021050133	399340248
2021050150	399340251
2021040414	399340257
2021060072	399340266

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2021050352	399340362
2021040265	399340368
2021050259	399340371
2021050170	399340374
2021050350	399340713
2021050069	399340716
2021030304	399340719
2021050415	399340725
2021050254	399340731
2021040260	399340734
2021050452	399340791
2021020181	399340797
2021050029	399341157
9015016455	2020090074
9015016456	2020120095
9015015323	2020120154
9015016457	2020120233
9015016458	2020120285
9015015325	2021010049
9015016459	2021010089
9015015326	2021010172
9015015327	2021010186
9015016461	2021010187
9015015328	2021010188
9015016462	2021010195
9015016463	2021010235
9015015329	2021020013
9015015330	2021020023
9015015331	2021020053
9015016465	2021020062
9015015332	2021020076
9015016467	2021020090
9015015333	2021020095
9015015334	2021020111
9015015335	2021020119
9015015336	2021020137
9015015337	2021020141
9015016468	2021020151
9015015338	2021020152
9015016469	2021020157
9015015339	2021020164
9015015340	2021020165
9015015342	2021020172
9015016470	2021020184

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9015016472	2021020198
9015016473	2021020202
9015015343	2021020204
9015015344	2021020216
9015016474	2021020221
9015016475	2021020229
9015016476	2021020245
9015016477	2021020248
9015015345	2021020260
9015015346	2021020261
9015015347	2021020262
9015015348	2021020265
9015015349	2021020280
9015015350	2021020281
9015015351	2021020287
9015015352	2021020291
9015015353	2021020293
9015016480	2021020296
9015015354	2021020297
9015015355	2021030000
9015016481	2021030007
9015015356	2021030013
9015016483	2021030021
9015015357	2021030028
9015015358	2021030033
9015016485	2021030035
9015016486	2021030036
9015015359	2021030040
9015015360	2021030050
9015015361	2021030051
9015016489	2021030054
9015016490	2021030056
9015016491	2021030061
9015016492	2021030062
9015016493	2021030064
9015016494	2021030081
9015015363	2021030085
9015015364	2021030092
9015016495	2021030095
9015016497	2021030102
9015016498	2021030103
9015016500	2021030107
9015016501	2021030118
9015016502	2021030121

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9015016503	2021030124
9015016504	2021030126
9015015367	2021030130
9015016506	2021030131
9015015370	2021030137
9015016507	2021030140
9015015372	2021030144
9015016508	2021030152
9015015373	2021030154
9015016509	2021030160
9015016511	2021030162
9015015374	2021030165
9015015375	2021030169
9015016512	2021030172
9015016513	2021030175
9015016514	2021030178
9015016515	2021030185
9015016516	2021030186
9015016518	2021030199
9015015376	2021030209
9015016519	2021030225
9015016520	2021030231
9015016521	2021030239
9015016523	2021030242
9015016525	2021030260
9015016526	2021030266
9015016527	2021030268
9015016528	2021030281
9015016529	2021030290
9015016531	2021030294
9015015377	2021030299
9015016532	2021030302
9015016533	2021030303
9015016534	2021030313
9015016535	2021030318
9015016536	2021030325
9015016537	2021030333
9015016539	2021030345
9015016541	2021040020
9015016542	2021040024
9015016543	2021040042
9015016544	2021040048
9015016546	2021040071
9015016547	2021040077

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9015016548	2021040079
9015016549	2021040099
9015016550	2021040129
9015016551	2021040171

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com

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